UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2017

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Statements

Statements in Exhibit 99.1 to this Current Report on Form 8-K may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to Terra Tech Corp. (the "Company") or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in the Company's filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to integrate Black Oak Gallery, a California corporation, into the Company's operations, (ii) product demand, market, and customer acceptance of the Company's products, (iii) the Company's ability to obtain financing to expand our operations, (iv) the Company's ability to attract qualified sales representatives, (v) competition, pricing and development difficulties, (vi) the Company's ability to conduct the business of IVXX, Inc., the contemplated businesses of MediFarm, LLC, MediFarm I, LLC, and MediFarm II, LLC, if there are changes in laws, regulations, or government policies related to cannabis, (vii) the Company's ability to conduct operations if disease, insects, or mites affect Edible Garden Corp.'s produce, herbs, and floral products, and (viii) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 2, 2017, Terra Tech Corp. (the “Company”) posted the following message on its Facebook page (https://www.facebook.com/terratechcorp/).

“As most of you know yesterday adult use cannabis became legal to sell in Nevada and team Terra Tech killed it! The sales surpassed any of our expectations. To put it in perspective; in 2011 our company's total revenue was about $500,000. Yesterday through our 4 retail facilities in Nevada and our continued strong performance in Oakland we did about half what we did in all of 2011 in a single day! That doesn't happen without an amazing team at Blum, and strong back office, and obviously a ton of work. Nevada will be one of the major growth drivers for the company in the coming years and we are fortunate to have this opportunity because of the countless hours we've spent on securing these permits, building the facilities and most importantly training and developing our staff who executed with perfection yesterday. Also thank you to our shareholders who have stood by us over the last few years, it's always tough to be patient when in the building phase but now we begin to harvest the fruits of the work we have done. We look forward to an exciting second half to 2017!

Derek Peterson

CEO”

The information contained in this Item 7.01 referenced herein is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: July 2, 2017	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

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